UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 17, 2020

INSTRUCTURE, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-37629	26-3505687
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6330 South 3000 East, Suite 700 Salt Lake City, UT	84121
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (800) 203-6755

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading symbol	Name of each exchange on which registered
Common Stock, par value $0.0001	INST	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into a Material Definitive Agreement.

Amended and Restated Merger Agreement

On February 17, 2020, Instructure, Inc., a Delaware corporation (the “Company”), entered into an Amended and Restated Agreement and Plan of Merger (the “Amended and Restated Merger Agreement”), by and among the Company, Instructure Holdings, LLC (f/k/a PIV Merger Sub, LLC), a Delaware limited liability company (“Parent”) and PIV Merger Sub, Inc., a Delaware corporation and a direct and wholly owned subsidiary of Parent (“Merger Sub”). The Amended and Restated Merger Agreement amends and restates that certain Agreement and Plan of Merger (the “Original Agreement”), dated as of December 4, 2019, as amended by that certain Amendment No. 1 to Agreement and Plan of Merger, dated February 13, 2020.

The Amended and Restated Merger Agreement provides that, upon the terms and subject to the conditions thereof, as promptly as practicable (but in no event more than five business days following the date of the Amended and Restated Merger Agreement), Merger Sub will commence a tender offer (the “Offer”) to purchase each issued and outstanding share of common stock of the Company, par value $0.0001 per share (each, a “Share”), at an offer price of $49.00 per Share, net to the seller thereof in cash, without interest and subject to any withholding taxes (the “Offer Price”). Promptly following the completion of the Offer, upon the terms and subject to the conditions of the Merger Agreement, Merger Sub will then be merged with and into the Company, with the Company surviving as a wholly owned indirect subsidiary of Parent (the “Merger”). The Amended and Restated Merger Agreement contemplates that the Merger will be effected pursuant to Section 251(h) of the Delaware General Corporation Law (the “DGCL”), which permits completion of the Merger without a vote of the holders of Shares upon the acquisition by Merger Sub of at least a majority of the issued and outstanding Shares (other than certain specified shares as more specifically described in the definition of “Minimum Condition” set forth on Annex I to the Amended and Restated Agreement and Plan of Merger). At the effective time of the Merger (the “Effective Time”), each Share (other than the Shares accepted for payment in the Offer and shares held by stockholders who validly exercise appraisal rights under Section 262 of the DGCL or held by the Company, Parent or their respective wholly owned subsidiaries) will be cancelled and converted into the right to receive the Offer Price.

Under the Amended and Restated Merger Agreement, as of the Effective Time, each (i) option to purchase Shares that is unexpired, unexercised, outstanding, and vested as of immediately prior to the Effective Time (“Vested Company Option”) and (ii) each Company RSU Award (as defined in the Amended and Restated Merger Agreement) that is unexpired, unsettled, outstanding, and vested as of immediately prior to the Effective Time will be cancelled and will be converted into the right to receive the Offer Price (less, in the case of Vested Company Options, the applicable exercise price) in respect of each Share underlying such award. With respect to each (i) option to purchase Shares that is unexpired, unexercised, outstanding, and unvested as of immediately prior to the Effective Time (“Unvested Company Option”) and (ii) each Company RSU Award (as defined in the Amended and Restated Merger Agreement) that is unexpired, unsettled, outstanding, and unvested as of immediately prior to the Effective Time (“Unvested Company RSU Award”) in each case, except for certain specified Unvested Company Option and Unvested Company RSU Awards that are forfeited and canceled upon consummation of the Merger in accordance with the terms of that certain CIC Benefits Waiver (as defined in the Amended and Restated Merger Agreement), will be cancelled and replaced with the right to receive the Offer Price (less, in the case of Unvested Company Options, the applicable exercise price) in respect of each Share underlying such award (“Cash Replacement Awards”), which Cash Replacement Award will, subject to the holder’s continued service through the applicable vesting dates, vest and be payable at the same time such Unvested Company Option or Unvested Company RSU Award would have vested pursuant to its terms. All Cash Replacement Awards will have the same terms and conditions as applied to the award of Unvested Company Options or Unvested Company RSU Awards for which they were exchanged, except for terms rendered inoperative by reason of the transactions or for such other administrative or ministerial changes as in the reasonable and good faith determination of Parent are appropriate to conform the administration of such Cash Replacement Awards.

Under the terms of the Amended and Restated Merger Agreement, Merger Sub’s obligation to accept and pay for Shares that are tendered in the Offer is subject to the satisfaction or waiver of customary conditions, including: (i) the condition that, prior to the expiration of the Offer, there have been validly tendered and received (within the meaning of Section 251(h) of the DGCL) and not validly withdrawn a number of Shares that, together with Shares then owned by Parent and any of its wholly owned subsidiaries, would represent at least one Share more than a majority of all then outstanding Shares (other than certain specified shares as more specifically described in the definition of “Minimum Condition” set forth on Annex I to the Amended and Restated Agreement and Plan of Merger); (ii) the accuracy of the Company’s representations and warranties in the Amended and Restated Merger Agreement, subject to specified materiality qualifications; (iii) compliance by the Company with its covenants in the Amended and Restated Merger Agreement in all material respects; (iv) no Company Material Adverse Effect (as defined in the Amended and Restated Merger Agreement) having occurred after the date of the Amended and Restated Merger Agreement and continuing thereafter; and (v) the absence of legal restraints or orders prohibiting the consummation of the transactions.

The Amended and Restated Merger Agreement contains customary representations, warranties and covenants for the Company, Parent and Merger Sub, respectively. In addition, the Company will continue to be subject to certain non-solicitation obligations related to alternative acquisition proposals and certain restrictions on its activities prior to the Effective Time. If the Merger is consummated, the Shares will be delisted from the New York Stock Exchange and deregistered under the Securities Exchange Act of 1934.

The Amended and Restated Merger Agreement provides certain termination rights for both the Company and Parent, and further provides that a termination fee of $63,540,750 will be payable by the Company to Parent upon termination of the Amended and Restated Merger Agreement under certain circumstances and that a reverse termination fee of $136,857,000 will be payable by Parent to the Company upon termination of the Amended and Restated Merger Agreement under certain circumstances.

The foregoing description of the Amended and Restated Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Amended and Restated Merger Agreement, which is attached hereto as Exhibit 2.1 and is incorporated by reference herein.

The Amended and Restated Merger Agreement has been included to provide investors with information regarding its terms. It is not intended to provide any other factual information about the Company, Parent, Merger Sub or their respective subsidiaries or affiliates. The representations, warranties and covenants contained in the Amended and Restated Merger Agreement were made only for purposes of the Amended and Restated Merger Agreement as of the specific dates therein, were solely for the benefit of the parties to the Amended and Restated Merger Agreement, may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk among the parties to the Amended and Restated Merger Agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Investors should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the parties thereto or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of representations and warranties may change after the date of the Amended and Restated Merger Agreement, which subsequent information may or may not be reflected in the Company’s public disclosures. The Amended and Restated Merger Agreement should not be read alone, but should instead be read in conjunction with the other information regarding the Company, Parent and Merger Sub and the transactions contemplated by the Merger Agreement that will be contained in or attached as an annex to the recommendation statement on Schedule 14D-9 that the Company will file, and the tender offer documents that Parent and Merger Sub will file, including a tender offer statement on Schedule TO, in connection with the transactions contemplated by the Amended and Restated Merger Agreement, as well as in the other filings that the Company will make with the U.S. Securities and Exchange Commission.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Number	Description

2.1	Amended and Restated Agreement and Plan of Merger, dated as of February 17, 2020, by and among Instructure, Inc., Instructure Holdings, LLC (f/k/a PIV Merger Sub, LLC) and PIV Merger Sub, Inc.

Additional Information and Where to Find It

The tender offer described in this communication has not yet been commenced. This announcement and the description contained herein is neither an offer to purchase nor a solicitation of an offer to sell shares of the Company. At the time the tender offer is commenced, Instructure Holdings, LLC (“Parent”), a limited liability company affiliated with Thoma Bravo, and PIV Merger Sub, Inc., a wholly owned Subsidiary of Parent, intend to file a Tender Offer Statement on Schedule TO containing an offer to purchase, forms of letters of transmittal and other documents relating to the tender offer (collectively, the “Tender Offer Documents”), and the Company intends to file a Solicitation/Recommendation Statement on Schedule 14D-9 (the “Recommendation Statement”) with respect to the tender offer. Parent and the Company intend to mail these documents to the Company’s stockholders. Investors and security holders of the Company are urged to carefully read the Tender Offer Documents and the Recommendation Statement, each as may be amended or supplemented from time to time, and any other filings made in connection therewith when they become available before making any decision with respect to the tender offer because such documents will contain important information about the proposed transactions and the parties thereto.

Investors and security holders of the Company will be able to obtain a free copy of the Tender Offer Documents and the Recommendation Statement and any supplements or amendments thereto, as well as other relevant filings, including materials that are incorporated by reference into those documents, without charge, at the SEC’s website (http://www.sec.gov) or from the Company by contacting the Company’s Investor Relations at (866) 574-3127, by email at Investors@instructure.com, or by going to the Company’s Investor Relations page on its website at https://ir.instructure.com/overview/default.aspx and clicking on the link titled “SEC Filings.”

Notice Regarding Forward-Looking Statements

This communication contains forward-looking information related to the Company and the proposed acquisition of the Company in a tender offer. Forward-looking statements in this release include, among other things, statements about the potential benefits of the proposed transaction, the Company’s plans, objectives, expectations and intentions, the financial condition, results of operations and business of the Company, and the anticipated timing of closing of the proposed transaction. Risks and uncertainties include, among other things, risks related to the ability of the Company to consummate the proposed transaction on a timely basis or at all, including due to complexities resulting from the adoption of new accounting pronouncements and associated system implementations; the satisfaction of the conditions precedent to consummation of the proposed transaction; the Company’s ability to secure regulatory approvals on the terms expected in a timely manner or at all; disruption from the transaction making it more difficult to maintain business and operational relationships; the negative side effects of the announcement or the consummation of the proposed transaction on the market price of the Company’s common stock or on the Company’s operating results; significant transaction costs; unknown liabilities; the risk of litigation and/or regulatory actions related to the proposed transaction; competitive factors, including competitive responses to the transaction and changes in the competitive environment, pricing changes, sales cycle time and increased competition; customer demand for the Company’s products; new application introductions and the Company’s ability to develop and deliver innovative applications and features; the Company’s ability to provide high-quality service and support offerings; the Company’s ability to build and expand its sales efforts; regulatory requirements or developments; changes in capital resource requirements; and other business effects, including the effects of industry, market, economic, political or regulatory conditions; future exchange and interest rates; changes in tax and other laws, regulations, rates and policies; and future business combinations or disposals.

Further information on these and other risk and uncertainties relating to the Company can be found in its reports on Forms 10-K, 10-Q and 8-K and in other filings the Company makes with the SEC from time to time and available at www.sec.gov. These documents are available under the SEC filings heading of the Investors section of the Company’s website at https://ir.instructure.com/overview/default.aspx.

The forward-looking statements included in this communication are made only as of the date hereof. The Company assumes no obligation and does not intend to update these forward-looking statements, except as required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INSTRUCTURE, INC.

By:	/s/ Matthew Kaminer
Matthew A. Kaminer
Chief Legal Officer

Date: February 18, 2020

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